UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 15, 2025

Commission file number: 001-41320

Idaho Strategic Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	IDR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 15, 2025, the Compensation Committee (the “Committee”) and the Board of Directors (the “Board”) of Idaho Strategic Resources, Inc. (the “Company”) approved a one-time stock option grant pursuant to the Company’s 2023 Equity Incentive Compensation Plan (the “Plan”) to employees, executive officers and directors of the Company, to further incentivize individuals to enhance stockholder value over the long-term, align individual interests with that of the stockholders’ interests, and to retain such employees, officers, and directors.

The Committee and the Board approved granting a total of 425,000 options to employees, directors, and officers. Of the 425,000 options approved, the Committee and the Board granted each director 10,000 stock options and the following officers 13,000 stock options: John Swallow, President & CEO; Grant Brackebusch, Vice-President; Robert Morgan, Vice-President of Exploration; and Monique Hayes, Secretary. Each committee member, director, and officer recused themselves from voting on the matter with respect to options granted to them individually. The Committee and the Board designated John Swallow, President, and Grant Brackebusch, Vice President, to determine the allocation of the remaining stock option awards to all other employees. The Company granted employees a total of 323,000 options.

All stock options granted vest in equal amounts bi-annually and will expire three (3) years from the original grant date.  The stock options are priced at $11.50 (a 10% premium to the closing price as quoted on the NYSE American exchange on January 14, 2025).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IDAHO STRATEGIC RESOURCES, INC.

By:	/s/ John Swallow
John Swallow
Its: President & CEO
Date: January 17, 2025

3